UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 21, 2022
Date of Report (date of earliest event reported)
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The Oncology Institute, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39248 (Commission File Number)	84-3562323 (I.R.S. Employer Identification Number)
18000 Studebaker Rd, Suite 800 Cerritos, California 90703
(Address of principal executive offices and zip code)
(562) 735-3226
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	TOI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Directors

On September 21, 2022, at the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of The Oncology Institute, Inc.(the “Company”), the Board appointed Mr. Mark Pacala and Mr. Gabriel Ling to the Board, effective immediately, each to serve until the Company’s 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Neither Mr. Pacala nor Mr. Ling will serve on any committee. The Nominating and Corporate Governance Committee and the Board determined that Mr. Pacala is independent.

Mr. Ling is the Managing Director of M33 Growth I GP LLC which is the sole general partner of M33 Growth I LP (“M33”), a principal stockholder of the Company. As part of its management services agreement with the Company, M33 received management fees with payments of $353,111 made to M33 in 2021 by the Company. Other than set forth above, there are no transactions between Mr. Ling and the Company and there are no transactions between Mr. Pacala and the Company that would be reportable under Item 404(a) of Regulation S-K.

Mr. Pacala and Mr. Ling’s compensation will be consistent with the Company’s previously disclosed standard compensation practices for non-employee directors, which are described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 11, 2022, under the heading “Director Compensation.” Mr. Pacala and Mr. Ling will each enter into the Company’s standard form of indemnification agreement, a form of which was filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2021.

Item 7.01.     Regulation FD Disclosure.

On September 22, 2022, the Company issued a press release announcing the appointment of the new directors, as described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release issued on September 22, 2022 announcing the Appointment of Two New Board Members
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2022

The Oncology Institute, Inc.

By:	/s/ Mark Hueppelsheuser
Name:	Mark Hueppelsheuser
Title:	General Counsel